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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     May 15, 1996
                                                 -------------------------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                   0-12255            48-0948788
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)        File Number)      Identification No.)


  10777 Barkley, P. O. Box 7563,   Overland Park, Kansas    66207
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   (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code   (913) 967-4300
                                                 -------------------------------


                                  No Changes.
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         On May 15, 1996, Yellow Corporation (the company) reported that M. Reid Armstrong, President of Yellow Freight System, Inc., the company's principal subsidiary, will retire effective June 1. Armstrong will also step down as a member of the company's Board of Directors.

         The company expressed gratitude to Armstrong for his twenty-three years of dedicated service, during which he was instrumental in the development of Yellow Freight as a national carrier. Armstrong, 58, joined Yellow Freight System in 1973 as an account manager. Within a short time he was promoted into terminal management and relocated to the company's Kansas City headquarters in 1977. After holding various senior management positions, he was promoted to Executive Vice President in 1991 and became President in May, 1992.

         A national search is being conducted to fill the vacancy. In the interim, the company's President and CEO, A. Maurice Myers, will act in the capacity of President of Yellow Freight.

         Bob Bostick, Yellow Freight's Sr. Vice President of Operations Administration and Customer Service, has also elected to retire at this time. Bostick's tenure spanned almost four decades, having joined the company in 1959 as a terminal operations manager. Bob moved to the general office in 1979 as a regional manager. He was promoted to Sr. Vice President of Operations in 1992 and has remained a member of the senior management staff since that time. The direct reports of Bostick will also report to Myers on an interim basis.

         Yellow Freight System provides transportation and distribution solutions for businesses throughout North America, Europe and Asia. Yellow Freight System employs approximately 26,000 people and is a wholly-owned subsidiary of Yellow Corporation, a Fortune 500 transportation company based in Overland Park, Kansas. Yellow Corporation recorded 1995 revenue of $3.1 billion.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOW CORPORATION
                                           -------------------------------------
                                                       (Registrant)


Date:      May 22, 1996                        /s/ H. A. Trucksess, III
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                                                   H. A. Trucksess, III
                                           Senior Vice President - Finance/
                                           Chief Financial Officer and Treasurer